=================================================================


             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                     -----------------


                          FORM 8-K

                       CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities
                    Exchange Act of 1934

                     -----------------


     Date of Report (Date of earliest event reported):
                       June 21, 1999



          KENTUCKY CENTRAL LIFE INSURANCE COMPANY
   (Exact name of registrant as specified in its charter)

      Kentucky              33-13142
  (State or other           33-15521             61-0244930
  jurisdiction of       (Commission File       (IRS Employer
   incorporation)           Number)         Identification No.)

       Kincaid Towers, Lexington, Kentucky              40507
     (Address of principal executive offices)         (Zip Code)


                       (606) 253-5111
    (Registrant's telephone number, including area code)


                       Not Applicable
(Former name or former address, if changed since last report)



=================================================================

Item 7.   Financial Statements, Pro Forma Financial Information
          -----------------------------------------------------
and Exhibits.
------------

(a)  Financial Statements.
     --------------------

     Filed with this report are the following documents of Kentucky Central Life Insurance Company-In Liquidation:

     (1)  Financial statements as of June 30, 1998 and September
          30, 1998 prepared on modified liquidating basis
          (unaudited).

     (2) Notes to financial statements which have been filed with this Form 8-K.

                         Signatures
                         ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    June 21, 1999


                         KENTUCKY CENTRAL LIFE INSURANCE COMPANY


                         By: /s/ George Nichols III
                            -------------------------------------
                              George Nichols III, Commissioner of
                              the Kentucky Department of
                              Insurance, as Liquidator of
                              Kentucky Central Life Insurance
                              Company


                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                               BALANCE SHEET
                            AS OF JUNE 30, 1998
                                (UNAUDITED)

                 ASSETS               Notes
                                      -----

Cash:                                 5
  Unrestricted                                $  7,391,375
  Restricted                                       679,792
                                              ------------
                                                             $  8,071,167

Short-term investments:               6
  Unrestricted                                 120,026,365
  Restricted                                     3,548,266
                                              ------------
                                                              123,574,631

Bonds:                                7
  Unrestricted                                  17,293,219
  Restricted                                       798,750
                                              ------------
                                                               18,091,969

Kincaid Tower Building Receivable     21                       18,000,000
Mortgage loans                        8                        12,352,661
Real estate                           9                        44,785,600
Investment in M-C Realty, Inc.        10                        3,276,916
Other invested assets                 11                           51,741
Federal income tax recoverable        12                                0
Miscellaneous assets                  13                           14,900
Accrued investment income                                         165,042
                                                             ------------
     Total  Assets                                           $228,384,627
                                                             ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------

DISCLAIMER
----------
The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.


                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                               BALANCE SHEET
                            AS OF JUNE 30, 1998
                                (UNAUDITED)

            LIABILITIES               Notes
                                      -----
Class 1
  Reserve for Kentucky Central
     Retirement Plan                  14         7,000,000
  Guaranty associations'
     reimbursable costs under
     the Plan                         1,15       3,200,000
  Accrued administrative expenses                5,038,907
                                              ------------
                                                             $ 15,238,907

Class 2
  Policy benefits                     1          4,012,631
  Opt-in amounts                      1,16     109,267,279
  Guaranty associations' advances     1,17      19,882,287
  Guaranty associations'
     post-closing costs               1,18      46,855,851
  Liability to Opt-out policyholders  1,19       6,920,733
  Opt-out reimbursable amount         1,20       2,193,693
                                              ------------
                                                              189,132,474

Class 3
  Claims of the federal government    27(a)                             0

Class 4
  Not evaluated

Class 5
  ABN Amro Bank                       21        62,903,463
  General creditors                   22         9,669,775
  Escheat funds                                    488,118
  Taxes payable                                  4,497,750
                                              ------------
                                                               77,559,106

Class 6
  Not evaluated

Class 7
  Not evaluated

Class 8                               4
  Policyholder deductible                       17,156,506
  General creditor deductible                       33,127
  Escheat funds deductible                           2,500
  Taxes payable deductible                           2,250
                                              ------------
                                                               17,194,383

Class 9
  Not evaluated

Class 10                              23
  Shareholder outstanding dividends
     and fractional shares                         666,224
  Common capital stock:
     Voting - par value, $100 per sh.              100,000
     Class A non-voting - par value,
       $1 per sh.                               13,314,830
  Preferred dividends,  Mid-Central   3          1,935,978
  Preferred stock,  Mid-Central       3          8,799,900
                                              ------------
                                                               24,816,932

Other Liabilities                     27
  Tenant security deposits            5            108,230

                                                                  108,230
                                                             ------------
     Total Liabilities                                       $324,050,032
(Deficiency) of Assets Over Liabilities                       (95,665,405)
                                                             ------------
     Total Liabilities and (Deficiency)                      $228,384,627
                                                             ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
----------

DISCLAIMER
----------

The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                  STATEMENT OF RECEIPTS AND DISBURSEMENTS
             FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 1998
                                (UNAUDITED)

                                      Notes
                                      -----
RECEIPTS                              2       4/1 - 6/30/98  YTD  6/30/98
--------                                      -------------  ------------
Premium receipts                              $     (2,553)  $     (8,588)
Rental receipts                                  1,212,908      2,161,630
Mortgage loans:
  (a)  Principal                                         0         79,460
  (b)  Interest                                    206,792        393,486
Proceeds from:
  (a)  Mortgage loans                                    0              0
  (b)  Real estate                                 120,000      8,757,638
  (c)  Other invested assets                             0         26,432
Reinsurance recoveries                                   0              0
Agents' balances received                           32,032         60,728
Collection of subsidiaries receivables                                  0
0
Recovery of taxes previously paid                        0         16,054
Other miscellaneous receipts and changes            13,198         48,577
                                              ------------   ------------
     Receipts before Investment Activities       1,582,377     11,535,417
                                              ------------   ------------

Interest and dividend receipts                     117,284        241,156
Proceeds from Sales:
  (a)  Short-term investments                   45,011,434     47,018,993
  (b)  Bonds                                    14,232,134     57,848,922
  (c)  Stocks                                            0              0
                                              ------------   ------------
     Receipts from Investment Activities        59,360,852    105,109,071
                                              ------------   ------------

Tenant-In-Possession receipts         21           971,230      2,144,844
                                              ------------   ------------

Total Cash Receipts                           $ 61,914,459   $118,789,332
                                              ============   ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
----------

DISCLAIMER
----------
The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.


                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                  STATEMENT OF RECEIPTS AND DISBURSEMENTS
             FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 1998
                                (UNAUDITED)

                                      Notes
                                      -----
DISBURSEMENTS                         2       4/1 - 6/30/98  YTD 6/30/98
-------------                                 -------------  -----------
Losses/benefit payments               24      $     65,912   $    105,148
LAE payments                                       108,013        234,236
Legal fees                                       1,689,784      2,869,650
Audit fees                                           5,595          7,020
Receivers fees                                      36,360         69,621
Consulting fees                                  1,570,470      2,934,686
Commissions                                         (2,765)        (6,735)
Salaries                                           204,261        349,552
Employee benefits                                  199,198        206,102
Real estate taxes                                   95,459        493,371
Payroll and other taxes                             12,034         23,380
Rent and related expenses                          545,900        610,163
Office expenses and miscellaneous                  158,548        251,440
Interest expense                                         0              0
                                              ------------   ------------
     Total Disbursements                         4,688,769      8,147,634
                                              ------------   ------------
Distributions:
  (a)  Distributions of assets        1         34,880,662     34,880,662
  (b)  Early access distributions                        0              0
                                              ------------   ------------
     Distributions                              34,880,662     34,880,662
                                              ------------   ------------
     Disbursements & Distributions Before
     Investment Activities                      39,569,431     43,028,296
                                              ------------   ------------
Investment expenses                   25           205,991        443,140
Purchase of:
  (a)  Short-term investments                   15,814,517     68,584,756
  (b)  Bonds                                             0              0
  (c)  Stocks                                            0              0
  (d)  Mortgage loans                                    0              0
  (e)  Real estate                                       0              0
                                              ------------   ------------
     Disbursements for Investment Activities    16,020,508     69,027,896
                                              ------------   ------------
Tenant-In-Possession disbursements    21         1,205,730      2,271,779
                                              ------------   ------------
Total Cash Disbursements                        56,795,669    114,327,971
                                              ============   ============

Net Increase (Decrease) in Cash                  5,118,790      4,461,361
Cash at March 31 and January 1, 1998             2,952,377      3,609,806
                                              ------------   ------------
Cash at June 30, 1998                         $  8,071,167   $  8,071,167
                                              ============   ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------

DISCLAIMER
----------
The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.


                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                             (IN LIQUIDATION)

                            AS OF JUNE 30, 1998
                                (UNAUDITED)

SHORT-TERM INVESTMENTS                                           AMOUNT
----------------------                                           ------
UNRESTRICTED:
  FIDELITY TREASURY FUND #696, PNC BANK                     $  1,478,210
  U.S. TREASURY BILL - MATURES 7/23/98                        19,934,411
  U.S. TREASURY BILL-MATURES 7/16/98-LASALLE BANK             98,613,130
  DREYFUS CASH MANAGEMENT FUND, LASALLE BANK                         614
                                                            ------------
    TOTAL                                                   $120,026,365
                                                            ============

RESTRICTED:
  CERTIFICATE OF DEPOSIT - SECURING LETTER OF CREDIT        $     16,864
  FUNDS HELD BY NEW MEXICO DEPT OF INS                           106,297
  FUNDS HELD BY S. CAROLINA DEPT OF INS                           79,325
  U.S. TREASURY BILL-MATURES 7/02/98,S.C.DEPT OF INS           1,299,630
  FUNDS HELD BY GEORGIA DEPT OF INS - BILTMORE FUND              104,216
  U.S. TREASURY BILL-MATURES 8/06/98,TENANT IN POSSESSION      1,591,934
  CERTIFICATES OF DEPOSIT - AS PER FRANCHISE AGREEMENT           350,000
                                                            ------------
    TOTAL                                                   $  3,548,266
                                                            ============

                                                            $123,574,632
                                                            ============

The accompanying notes are an integral part of these financial statements.



             KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                         IN LIQUIDATION
                NOTES TO THE FINANCIAL STATEMENTS
                          JUNE 30, 1998
                           (UNAUDITED)


1.   Reorganization and Reinsurance of the Life and Health
     -----------------------------------------------------
Insurance Assets of Kentucky Central Life Insurance Company and
---------------------------------------------------------------
Order of Liquidation - On February 12, 1993, Kentucky Central
--------------------
Life Insurance Company ("Kentucky Central" or the "Company") was placed into rehabilitation by an order of the Franklin Circuit Court ("Court") after a determination by the Commissioner of the Kentucky Department of Insurance that such action was necessary for the protection of the Company's policyholders. On February 9, 1994, after a thorough investigation regarding rehabilitating versus liquidating the Company, the Commissioner, in his capacity as Rehabilitator of Kentucky Central, filed a motion for reorganization and reinsurance of the Company's life and health assets and a petition of liquidation with the Court.

     On August 18, 1994, the Court issued an order approving the motion of the Rehabilitator for Reorganization and Reinsurance of the Company's life and health assets with Jefferson-Pilot Life Insurance Company ("JP Life"). (The Rehabilitator's Plan of Reorganization and Reinsurance together with the Guaranty Association Participation Agreement By and Among the National Organization of Life and Health Insurance Guaranty Associations and the Participating State Life and Health Insurance Guaranty Associations and Kentucky Central Life Insurance Company Acting By and Through Don W. Stephens, Insurance Commissioner of the Commonwealth of Kentucky, As Rehabilitator and Liquidator of KCL and Jefferson Pilot Life Insurance Company are hereinafter collectively referred to as the "Plan.") In conjunction therewith, the Court issued an order terminating the rehabilitation and directing the liquidation of the Company (the "Order"). The Company was ordered into liquidation following a determination by the Court that the Company was insolvent and that rehabilitation of the Company was not feasible. The Order was affirmed by the Supreme Court of Kentucky on May 11, 1995.

     The key element of the Rehabilitator's Plan of Reorganization and Reinsurance, the transfer to JP Life of most of the Company's assets in exchange for JP Life's agreement to assume and "enhance" the life insurance policies and annuity contracts previously issued by the Company, was closed on May 31, 1995. All policyholders of the Company were given the right, if they chose to do so, to keep their life insurance and annuity contracts, and immediately become policyholders of JP Life; such policyholders are referred to herein as "Opt-ins." Those policyholders who elected not to have their policies transferred are referred to herein as "Opt-outs."

     In consideration for JP Life's assumption of the liabilities for Opt-ins, the Company transferred bonds, short-term securities, cash, policy loans and certain miscellaneous assets with a total estimated value of $762,862,093 to JP Life on the date of closing. Policyholders representing approximately 95% of the total policy values in force opted into the Plan and were transferred to JP Life on the date of closing.

     The life insurance guaranty associations of the states where the Company was licensed to do business transferred assets consisting of cash and notes with a total value of $109,986,918 to JP Life in connection with the closing. Such assets, along with an enhancement added by JP Life, were used to restore the policy values of Opt-ins whose policies were covered by one of the guaranty association funds to their full amount as recorded by the Company as of the closing date and for uncovered policyholders restructured account values to the extent supported by the assets. In return for this advancement of assets on behalf of covered policyholders, the state guaranty associations obtained what is now a class 2 priority claim against the Company. The shortfall on uncovered policies was calculated at closing to be $11,231,328.

     Under the Plan, the Company retains a liability to Opt-ins over and above the amount of their full policy value as of the closing date. The ultimate amount of this liability, referred to as the Reimbursable Amount, depends on the interest rates from February 12, 1993 until a date five years from closing (i.e., May 31, 2000), and on the persistency of Opt-in policies during the five-year period after closing.

     Policyholders representing approximately 5% of the total policy values in force opted out of the Plan. The Company is obligated to pay these policyholders their proportionate share of the Company's assets up to the full amount of their statutory reserve as of February 12, 1993, plus any additions to their policy values from premiums paid and less any deductions to their policy values subsequent to that date. The full amount of such obligation to Opt-outs was approximately $57 million. The Plan calls for the Company to pay these amounts in three installments. The first installment, equivalent to 75% of the total opt-out amount, was due, and paid, 120 days after closing. The second installment was paid June 23, 1997.

     Assets not transferred to JP Life remained with the Company and are being liquidated by the Commissioner of the Kentucky Department of Insurance who has been designated as the Liquidator of the Company. The Liquidator is vested by operation of law with the title to all of the Company's property, contracts, and rights of action, and may recover and reduce all such assets to possession and liquidate them in accordance with the terms of the Order and applicable law. The court has ordered the Liquidator to liquidate the remaining assets of the estate as rapidly and economically as he can. As these assets are liquidated, they will be utilized to repay the guaranty associations and to make policyholders whole. The remaining assets of the Company, if any, will be distributed to other creditors and shareholders in the priority established by statute.

     Pursuant to the terms of the Plan, $50,000,000 from the assets of Kentucky Central was disbursed on February 13, 1996. Of this amount $41,039,878 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $3,557,738 was applied to reduce policy benefits due uncovered policies and $2,291,194 was applied to the Opt-in Traditional liability. The remaining $3,111,190 was later distributed to Opt-out policyholders.

     In a similar transaction, $40,000,000 was distributed from the assets of the Company in May and June 1997. Of this amount, $32,890,768 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $2,774,651 was applied to reduce policy benefits due uncovered policies and $1,834,469 was applied to the Opt-in Traditional liability. The remaining $2,500,112 was distributed to Opt-out policyholders on June 23, 1997.

     In May 1998, an additional $34,880,662 was distributed from the assets of the Company. Of this amount, $31,647,582 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $3,233,080 was applied to reduce policy benefits due uncovered policies and Opt-in Traditional liability.

2.   Basis of Presentation - The accompanying financial
     ---------------------
statements of Kentucky Central Life Insurance Company (In Liquidation) are unaudited. The balance sheet has been prepared on a modified liquidating basis, that is, assets have been reported at their estimated market value when known, otherwise, they are reported on the basis more particularly described herein. The financial statements are presented generally in a format established by the National Association of Insurance Commissioners ("NAIC") Report on Receiverships.

     With regard to the liabilities, for the purposes of these financial statements, the liabilities have been preliminarily classified in accordance with the statutory scheme set forth in Chapter 304 of the Kentucky Revised Statutes, Subtitle 33,
Section 430. The classifications and amounts are subject to further review and change, and the Liquidator is not bound or prejudiced by the classification of the liabilities on the financial statements as the process for reviewing the liabilities and claims is ongoing. Claims filed in the amount of $1,422,112,785 are not reflected on the financial statements. See footnote number 29(b) for additional information regarding these claims.

     The Statement of Receipts and Disbursements is prepared on a cash basis. Since the Company has been in both rehabilitation and liquidation, the books and records were not organized in such a manner to facilitate the accounting of receipts and disbursements on a cash basis from the date of rehabilitation.

     The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

3.   Ownership and Affiliated Companies - The common stock of
     ----------------------------------
Kentucky Central consists of two classes: Voting and Class A Non-voting. The Class A Non-voting common stock is publicly held and was traded on the NASDAQ stock market until removed from listing in April 1993. Further, Kentucky Central owned 100% of the common stock of Mid-Central Investment Co., Inc. ("Mid-Central"). The Company's investment in Mid-Central was previously reported on the financial statements of Kentucky Central on an equity basis. However, effective September 30, 1997, the assets and liabilities of Mid-Central were combined with the assets and liabilities of Kentucky Central consistent with the Liquidator's position regarding the true nature of these assets and liabilities under the Insurers Rehabilitation and Liquidation
Law, KRS 304.33-010 et seq.   The preferred stock of Mid-Central
was not owned by Kentucky Central. The owners of said stock have filed claims with the Liquidator. The Liquidator has classified these claims, together with the related accrued dividends, as a Class 10 liability.

4.   Order of Distribution - The order of distribution from the
     ---------------------
assets of the Company's estate is set forth at KRS 304.33-430. An amendment of the statute went into effect July 15, 1996. By its express terms, the statute applies and governs the priority of distribution of assets in any proceeding to liquidate an insurer pending on the effective date of the statute. Accordingly, the order of distribution of Kentucky Central's assets is governed by the statute, as amended.

     The statute, as amended, provides as follows:

     Section 1. The order of distribution of claims from the insurer's estate shall be as stated in this section. The first fifty dollars ($50) of the amount allowed on each claim in the classes under subsections
     (2) to (6), inclusive, of this section, shall be deducted from the claim and included in the class under subsection (8) of this section. Claims may not be cumulated by assignment to avoid application of the fifty dollars ($50) deductible provision. Subject to the fifty dollars ($50) deductible provision, every claim in each class shall be paid in full or adequate funds retained for the payment before the members of the next class receive any payment. No subclasses shall be established within any class. No claim by a shareholder, policyholder, or other creditor shall be permitted to circumvent the priority classes through the use of equitable remedies.

     (1) Administration costs. The costs and expenses of administration, including but not limited to the following: the actual and necessary costs of preserving or recovering the assets of the insurer; compensation for all services rendered in the liquidation; any necessary filing fees; the fees and mileage payable to witnesses; and reasonable attorneys' fees.

     (2) Loss and unearned premium claims. Claims by policyholders, beneficiaries, and insureds arising from and within the coverage of and not in excess of the applicable limits of insurance policies and insurance contracts issued by the company, and liability claims against insureds which claims are within the coverage of and not in excess of the applicable limits of insurance policies and insurance contracts issued by the company, and claims of guaranty associations or foreign guaranty associations. Notwithstanding the foregoing, the following claims shall be excluded from Class 2 priority:

          (a) Obligations of the insolvent insurer arising out of reinsurance contracts;

          (b) Obligations incurred after the expiration date of the insurance policy or after the policy has been replaced by the insured or canceled at the insured's request or after the policy has been canceled as provided in this chapter. Notwithstanding this subsection, earned premium claims on policies, other than reinsurance agreements, shall not be excluded;

          (c) Obligations to insurers, insurance pools, or underwriting associations and their claims for contribution, indemnity or subrogation, equitable or otherwise;

          (d) Any claim which is in excess of any applicable limits provided in the insurance policy issued by the insolvent insurer;

          (e) Any amount accrued as punitive or exemplary damages unless expressly covered under the terms of the policy; and

          (f) Tort claims of any kind against the insurer, and claims against the insurer for bad faith or wrongful settlement practices.

     (3) Claims of the federal government other than those claims included in Class 2.

     (4)  Wages.

          (a) Debts due to employees for services performed, not to exceed one thousand dollars ($1,000) to each employee which have been earned within one (1) year before the filing of the petition for liquidation. Officers shall not be entitled to the benefit of this priority.

          (b) This priority shall be in lieu of any other similar priority authorized by law as to wages or compensation of employees.

     (5) Residual classification. All other claims including claims of the federal or any state or local government, not falling within other classes under this section. Claims, including those of any governmental body, for a penalty or forfeiture, shall be allowed in this class only to the extent of the pecuniary loss sustained from the act, transaction or proceeding out of which the penalty or forfeiture arose, with reasonable and actual costs occasioned thereby. The remainder of such claims shall be postponed to the class of claims under subsection (8) of this section.

     (6) Judgments. Claims based solely on judgments. If a claimant files a claim and bases it both on the judgment and on the underlying facts, the claim shall be considered by the liquidator who shall give the judgment such weight as he deems appropriate. The claim as allowed shall receive the priority it would receive in the absence of the judgment. If the judgment is larger than the allowance on the underlying claim, the remaining portion of the judgment shall be treated as if it were a claim based solely on a judgment.

     (7) Interest on claims already paid. Interest at the legal rate compounded annually on all claims in the classes under subsections (1) to (6) of this section, inclusive, from the date of the petition for liquidation or the date on which the claim becomes due, whichever is later, until the date on which the dividend is declared. The liquidator, with the approval of the court may make reasonable classifications of claims for purposes of computing interest, may make approximate computations and may ignore certain classifications and time periods as de minimis.

     (8) Miscellaneous subordinated claims. The remaining claims or portions of claims not already paid, with interest as in subsection (7) of this section:

          (a) The first fifty dollars ($50) of each claim in the classes under subsections (2) to (6), inclusive, of this section, subordinated under this section;

          (b)  Claims under subsection (2) of KRS 304.33-380;

          (c)  Claims subordinated by KRS 304.33-600;

          (d)  Claims filed late;

          (e)  Portions of claims subordinated under subsection
               (5) of this section; and

          (f) Claims or portions of claims, payment of which is provided by other benefits or advantages recovered or recoverable by the claimant.

     (9) Preferred ownership claims. Surplus or contribution notes, or similar obligations, and premium refunds on assessable policies. Interest at the legal rate shall be added to each claim, as in subsections (7) and (8) of this section.

     (10) Proprietary claims. The claims of shareholders or other owners.

     Section 2. Section 1 of this Act shall apply to and govern the priority of the distribution of assets in any proceeding to liquidate an insurer pending on or commenced on or after the effective date of the Act.

The liabilities on the accompanying balance sheet are presented in accordance with the order of distribution set forth in the amended statute.

5.   Cash - As of June 30, 1998, Kentucky Central had cash on
     ----
deposit in banks of $8,071,167 of which $679,792 was restricted as tenant security deposits and the tenant-in-possession rental fund. The tenant security deposits of $118,442 include deposits of $108,230 on real estate owned by the Company and deposits of $10,212 held by the Company on behalf of the Tenant-in-Possession.

6.   Short-term investments - Short-term investments consisted of
     ----------------------
the following: certificates of deposit in the amount of $366,864, money market accounts in the amount of $1,768,048, U.S. Treasury bills equal to $121,439,105 and a Dreyfus Cash Management Fund in the amount of $614. Approximately $289,838 of the money market accounts and $1,299,623 of the T-bills are being held by or on behalf of various state departments of insurance. Certificates of deposit for $366,800 are held as collateral to secure letters of credit which guarantee contract performance on properties owned by the Company. Additionally, the U.S. Treasury bill for $98,613,130 and the Dreyfus Cash Management Fund is being held by LaSalle National Bank ("LaSalle") in connection with the sale/leaseback of Kincaid Towers. This transaction is described in detail in footnote number 21.

7.   Bonds - Bonds in the amount of $18,091,969 are principally
     -----
stated at their market value as obtained from
published information concerning the market value of such bonds. The bond values are not based upon valuations published by the
                     ---
NAIC Committee on Valuation of Securities. Certain Fayette County, Kentucky revenue bonds and Kentucky Development Finance Authority bonds with a par value of $16,600,000 are included in the total at their book value of $16,600,000 as their market value is not readily ascertainable. Additionally, bonds with a market value of $798,750 are being held by the state department of insurance of South Carolina.

8.   Mortgage Loans - Mortgage loans on real estate are not
     --------------                                     ---
stated at their market value as of June 30, 1998, but are stated at the lower of their unpaid principal balance or at the appraised value of the underlying collateral. The appraisals being used were primarily obtained on varying dates in 1993 and early 1994. Further, the mortgage loans are reported net of $337,680, the estimated costs to dispose of the loans.

9.   Real Estate - Real estate is stated at its estimated market
     -----------
value as of June 30, 1998, based on appraisals obtained between 1993 and 1998. Additionally, the total of the real estate is reported less estimated disposition costs of $3,890,000.

10.  Investment in M-C Realty, Inc. - At June 30, 1998, the
     ------------------------------
Company owned 100% of the common stock of M-C Realty, Inc. ("M-C"). M-C owns 100% of the common stock of Wilkinson Hotel Enterprises, Inc. ("WHE"). WHE is a 1% general partner and M-C is a 95% limited partner in Wilkinson Hotels, Ltd. Wilkinson Hotels Ltd. is the owner and operator of the Capital Plaza Hotel in Frankfort, Kentucky.

     The Company's investment in M-C is reported on an equity basis. The primary asset of M-C is the hotel and its furniture and fixtures. As of June 30, 1998, the hotel and its furniture and fixtures had an appraised value equal to $8,500,000.

     The primary liabilities of M-C include bonds which were payable at December 15, 1997 in the amount of $5,200,000, a second mortgage in the amount of $278,437 held by Kentucky Economic Development Finance Authority and $497,218 due on a Community Development Block Grant issued by the City of Frankfort. The Company holds the bonds while Central Bank & Trust Company is the Trustee. The Liquidator has entered into an agreement with the Trustee of the bonds and the holder of the second mortgage which permits Wilkinson Hotels, Ltd. to continue to make interest and other payments on the bonds and the mortgage through December 15, 1998.

     In August 1996, M-C and certain current and former affiliates of M-C filed refund claims for corporate taxes paid to the Commonwealth of Kentucky for the 1991-94 tax years. The total amount of refunds sought is $1,132,166. The probability of collection of the refunds is unknown at this time. Accordingly, the refund claims are not reflected on the balance sheet as of this date.

11.  Other Invested Assets - The Company has an investment in
     ---------------------
Centennial Business Development Fund, Ltd. in the amount of $49,745. This amount represents the Company's equity in the partnership, net of unrealized gains or losses. This amount does not purport to reflect the market value of the Company's investment. Additionally, the Company has an investment in Colonial Commercial Corporation and Golden Gem Growers, Inc. The total market value of the Company's investment is $1,404.

     The Company is also a 99% partner in two rental property ventures styled Fred Burns Limited Partnerships I and II. The value to the Company of these investments, if any, is dependent upon the outcome of pending litigation. Due to the inherent uncertainty involved with litigation, it was deemed inappropriate to place any value upon these interests at this time.

12.  Federal Income Tax Recoverable - The Company filed amended
     ------------------------------
federal income tax returns on September 13, 1996 for the 1989-91 tax years requesting refunds of $18,502,455 plus interest. The amended returns were filed on the basis that certain Treasury Regulations were invalid. The Treasury Regulations at issue prevent the carryback of life subgroup losses to offset nonlife subgroup income on a consolidated return. The Company filed suit in the United States District Court for the Eastern District of Kentucky on May 5, 1997 in order to collect the refund claims. On July 17, 1998, the Court entered summary judgment in favor of the United States. The Liquidator has appealed to the 6th Circuit Court of Appeals. The probability of collection of the refund claims is unknown at this time. Accordingly, no amount is shown for the refund claims on the balance sheet as of this date.

13.  Miscellaneous Assets - This amount consists of a utility
     --------------------
deposit of $2,000 for property owned by the Company in Frankfort, Kentucky, and capital equity credits in Golden Gem Growers, Inc.
in the approximate amount of $12,900.

     No value has been reflected on the balance sheet for Agents Debit Balances, Furniture & Fixtures and Other Receivables and Prepaid Expenses due to the fact that realization of the value of the accounts is unlikely. However, collection activities continue on all accounts due the Company and any unused fixed assets will be disposed of at the appropriate time. The net book value of the accounts as of June 30, 1998 was as follows: Agents Debit Balances - $6,273,890 Furniture & Fixtures - $59,199 and Other Receivables and Prepaid Expenses - $15,148,017.

14.  Reserve for Kentucky Central Retirement Plan - This is an
     --------------------------------------------
estimate of the amount which may be necessary to accomplish a standard termination of the Kentucky Central Retirement Plan. By order date September 23, 1997, the Franklin Circuit Court authorized the Liquidator to pay up to seven million dollars to effectuate a standard termination of the Plan.

15.  Guaranty Associations' Reimbursable Costs under the Plan -
     --------------------------------------------------------
This is an estimate by the guaranty associations of their administrative costs under the Plan. The Guaranty Associations have incurred additional costs since submitting this estimate which are also reimbursable under the Plan. The additional costs are likely to be several million dollars and will be reflected in the financial statements when the additional expenses have been reviewed and agreed to by the Liquidator.

16.  Opt-in Amounts - This liability is a combination of the
     --------------
following: reimbursement for the reduced account values resulting from the difference in the rate credited to policyholders from February 12, 1993 to May 31, 1995 versus the new money rate as described in the Plan, reimbursement for the reduced account values resulting from non-contractual expenses charged by JP Life during the moratorium period subsequent to the closing as required by the Plan and reimbursement of reduced account values resulting from lower than market credited interest rates applied by JP Life during the moratorium period subsequent to the closing as required under the Plan.

Under the Plan, JP Life agreed to credit KCL Traditional Life policyholders with the difference between their restructured and unrestructured account values if JP Life was reimbursed this amount. Accordingly, this liability also represents the amount owed to JP Life for the Traditional Life policyholders.

17.  Guaranty Associations' Advances - This amount, together with
     -------------------------------
accrued interest at the rate set forth in the Plan, is the amount that the guaranty associations paid JP Life on behalf of Kentucky Central to cover the short-fall in assets that were transferred to JP Life at closing.

18.  Guaranty Associations' Post-closing Costs - This is an
     -----------------------------------------
estimate of the guaranty associations continuing support costs through the five-year Plan period, together with accrued interest at the rate set forth in the plan.

19.  Liability to Opt-out Policyholders - On May 31, 1995,
     ----------------------------------
policyholders which elected to opt-out of the Plan surrendered their policies to Kentucky Central. The calculation of policy account values for opt-out liabilities was prepared pursuant to the Plan approved by the Court. The first payment (75% of the opt-out payment) was made within 120 days of Closing. The second payment (12.5% of the opt-out payment) was made two years after closing.

The balance (12.5% of the opt-out payment) is to be disbursed with interest four years after closing.

20.  Opt-out Reimbursable Amount - This liability is the
     ---------------------------
difference between the amounts scheduled to be paid to Opt-out policyholders using the opt-out percentage as defined in the Plan versus 100% of the statutory reserve as of February 12, 1993 adjusted for policy loans and interim period amounts.

21.  ABN Amro Bank - This amount represents the principal of
     -------------
$50,323,634 and interest of $12,579,829 due ABN Amro Bank, N.V., ("ABN") as a result of a sale lease back transaction, the subject of which was Kentucky Central's home office building and related properties. As of June 30, 1998, to secure this debt ABN held securities having a value as of that date of $98,613,744 plus a mortgage on and an assignment of rents of the tenants of Kincaid Towers. On December 29, 1998, $37,897,108 was returned to the Liquidator and the title of Kincaid Towers, with a value of approximately $18,000,000, was conveyed to the Liquidator. Further, any claim for rent owed by the Liqidator was released, and all rent collected from occupants of Kincaid Towers, net of expenses, was released to the Liquidator. This amount was approximately two million dollars.

22.  General Creditors - This liability consists primarily of
     -----------------
amounts due to agents under a deferred compensation agreement formerly maintained by the Company.

23.  Other Equity Claims - The amounts reflected as Class 10
     -------------------
claims include the book value of the shareholders' common stock and additional paid-in-capital ($13,414,830), the outstanding dividends and fractional shares related to the common stock ($666,224), the book value of the preferred stock of Mid-Central ($8,799,900) and the related accrued dividends ($1,935,978). These balances do not reflect the potential claims of current and former Kentucky Central shareholders who may allege that they purchased and/or sold their stock based on misstated financial statements and does not reflect any other legal claims to which the shareholders may be entitled and which may or may not be included in the $1.4 billion of claims described herein. Such claims may be substantially in excess of the balances reflected.

24.  Losses/Benefit Payments - This amount includes payments made
     -----------------------
to policyholders with claims occurring prior to May 31, 1995 and continuing claims on credit insurance and payments made to Opt-out policyholders.

25.  Investment Expenses - This expense is generally related to
     -------------------
the operation and maintenance of the Company's investments in bonds and real estate.

26.  Liability to Opt-in Policyholders - The Plan creates a
     ---------------------------------
liability to policyholders for the difference between policyholder account values as calculated before and after restructuring. The liability to Opt-in policyholders was reduced at closing by amounts paid to JP Life for the benefit of the policyholders by the guaranty associations on behalf of Kentucky Central (and such reduction is currently shown as a liability to the guaranty associations). The Plan also calls for a discharge of the liability to Opt-in policyholders upon an order by the Court after several events have occurred. It is currently anticipated that the entire amount of this liability (approximately $249 million) will ultimately be discharged by the Court. Therefore, no dollar amount is included in the financial statement.

27.  Contingent Liabilities
     ----------------------

     (a)  Income Taxes - The Company may have a tax liability for
          ------------
Phase III taxable income. Phase III taxable income results from certain reductions to the Company's "policyholders' surplus account." The policyholders' surplus account is an untaxed income account that was accumulated under prior tax law. It is the Company's contention, supported by tax case law, that the Company will not have any federal tax liability related to reductions in this account. If a liability is found to exist, the tax is estimated to be between $2.1 and $2.6 million. Additionally, any such tax liability will increase the amount by which the Company's liabilities exceed its assets.

     (b)  Claims Filed -  Claims in the amount of $1,422,112,785
          ------------
have been filed against Kentucky Central pursuant to the claims process required under KRS 304 Subtitle 33. The majority of these claims are not reflected in the financial statements as they are in the process of being reviewed. However, a few of the known claims are reflected. While a number of the claims may be rejected and disallowed, to the extent these claims are proven valid, they will have the effect of increasing the amount by which the Company's liabilities exceed its assets for the claims which are not already recorded as liabilities. Additionally, interest will accrue at the legal rate on those claims which are proven valid; such interest is a class 7 liability.

     The Liquidator cautions that under KRS 304.33-360(2), certain claimants may assert valid claims after the expiration of the claims bar date. Further, under KRS 304.33-360(1), certain claims - specifically, preferred ownership and proprietary claims under subsections (9) and (10) of KRS 304.33-430 and claims for unearned premiums and cash surrender values or other investment values in life insurance and annuities - are not required to be filed. Thus, total claims asserted against the Liquidator may actually be in excess of the amounts set forth above. The extent of any such additional liability is uncertain at this time.

     (c)  Pending Litigation - A summary of the litigation in
          ------------------
which the Company is a party is included in each Report to the Court filed on a periodic basis in Franklin Circuit Court. The claims of litigants against the Company have not been analyzed for financial reporting purposes. Accordingly, no judgment has been made as to whether the Company will have any liability to the litigants or the amount, if any, of such liability.


                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                             (IN LIQUIDATION)

                            AS OF JUNE 30, 1998
                                (UNAUDITED)

CASH                                                            AMOUNT
----                                                            ------
  UNRESTRICTED:
  IN COMPANY OFFICE                                        $        280
  REAL ESTATE PROPERTY MANAGER ACCOUNTS                         484,376
  CENTRAL BANK, LEXINGTON, KY                                 6,906,719

  TOTAL                                                    $  7,391,376
                                                           ------------

  RESTRICTED:
  MEADOW GREEN CONDOS, TENANT SECURITY DEPOSIT             $     14,769
  TERRACE GREEN CONDOS, TENANT SECURITY DEPOSIT                   6,898
  VILLA GREEN CONDOS, TENANT SECURITY DEPOSIT                     7,227
  FALCON CREST CONDOS, TENANT SECURITY DEPOSIT                   13,800
  PALM LAKES SHOPPING CTR, TENANT SECURITY DEPOSIT               26,119
  GUADALUPE PLAZA, TENANT SECURITY DEPOSIT                       12,599
  BLUEBONNET VILLAS, TENANT SECURITY DEPOSIT                      1,533
  BLUEBONNET OFFICE BLDG, TENANT SECURITY DEPOSIT                10,000
  BLUEBONNET FLEX BLDG, TENANT SECURITY DEPOSIT                  15,285
  FIFTH THIRD BANK, TENANT SECURITY DEPOSITS                     10,212
  FIFTH THIRD BANK, TENANT-IN-POSSESSION                        212,934
  CENTRAL BANK & TRUST CO., TENANT-IN-POSSESSION                348,416
                                                           ------------

  TOTAL                                                    $    679,792
                                                           ------------

                                                           $  8,071,168
                                                           ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------



                      KENTUCKY CENTRAL LIFE INSURANCE
                             (IN LIQUIDATION)

                                   BONDS
                            AS OF JUNE 30, 1998
                                (UNAUDITED)

UNRESTRICTED:
                                                   MATURITY       PAR
 CUSIP #            ISSUER                  RATE     DATE        VALUE
 -------            ------                  ----     ----        -----
49126NAC9  KENTUCKY DEV. FINANCE AUTH.B    5.340   12/15/97     5,200,000
528908AM8  LEXINGTON-FAYETTE URBAN CO      5.000   02/01/18       663,219
528914AC8  LEXINGTON FAYETTE URBAN COUNTY  5.860   05/01/20    11,400,000
                                                              -----------
           TOTAL                                               17,293,219

           MARKET VALUE -Unrestricted                          17,293,219


RESTRICTED:
                                                   MATURITY       PAR
 CUSIP #            ISSUER                  RATE     DATE        VALUE
 -------            ------                  ----     ----        -----
912827ZN5  UNITED STATES TREAS NTS         8.500   11/15/00       750,000

           TOTAL                                                  750,000

           MARKET VALUE -Restricted                               798,750


           MARKET VALUE -TOTAL                                $18,091,969
                                                              ===========

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
----------

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                             (IN LIQUIDATION)

                            As of June 30, 1998
                                (UNAUDITED)

MORTGAGE LOANS

LOAN              LOAN TITLE/OWNER                       PROPERTY
 NO.              MAILING ADDRESS                        ADDRESS

6355      Webb Bros.                         Woodlands
          Woodland Apts.                     Lexington, Kentucky

6462      Madison, Arlene Scruggs            500 Hollow Creek Road #27
          P. O. Box 11881                    Lexington, Kentucky
          Lexington, Kentucky 40578

6531      Delaplain Development Company      110 Triport Road
(Sold     P. O. Box 974                      Georgetown, Kentucky
7/98)     Georgetown, KY 40234

6712      Moore Properties of Tampa, Inc.    102 East Tyler Street
6712A     P. O. Box 406                      Tampa, Florida
          Tampa, FL 33601

6778      Cohen, Harry S. & Arlene           1165-1169 Centre Parkway
(Sold     1165 Centre Parkway                Lexington, Kentucky
7/98)     Lexington, KY 40517

6840      Webb Properties                    565, 575 & 585 W. Main St.
          3000 Lexington Financial Center    Lexington, Kentucky
          Lexington, KY 40507

6877      Fred Burns Limited Partnership I   1053 Winburn Drive
          3341 Post Road                     Lexington, Kentucky
          Lexington, KY 40503

6878      Fred Burns Limited Partnership II  1840 McCullough Drive
          3341 Post Road                     Lexington, Kentucky
          Lexington, KY 40503

          Total Value                        $12,690,341

          Less:  Estimated Sales Cost           (337,680)
                                             -----------

          Statement Value                    $12,352,661
                                             ===========

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                                REAL ESTATE
                            As of June 30, 1998
                                (UNAUDITED)

ASSET
 No.      Description and Location of Property

4201      Meadow Green Condos, Lexington, KY
4202      Terrace Green Condos, Lexington, KY
4203      Villa Green Condos, Lexington, KY
4204      Falcon Crest Condos, Lexington, KY
4225      Land, Baton Rouge, LA
4230      Land, McAllen, TX
4246      Palm Lakes Shopping Center, Tampa, FL
4265      Vine Center Condo 2005, Lexington, KY (Sold 5/7/98)
4282      Jordan Plating Bldg, Georgetown, KY
4283      Guadalupe Plaza, Albuquerque , NM
4291      Rio Bravo Shopping Center, Albuquerque, NM
4293      Vine Center Condo 2205, Lexington, KY
4294      Bluebonnet Villas, Baton Rouge, LA
4295      Bluebonnet Office Bldg, Baton Rouge, LA
4296      Bluebonnet Flex Bldg, Baton Rouge, LA
4297      Men's Wearhouse, McAllen, TX
4299      One Gateway Plaza, Colorado Springs, CO
4307      Retail Center, McAllen, TX
4308      TEC Office Bldg, McAllen, TX
4309      Stein Mart Bldg., McAllen, TX
4310      Cinemark Theater Bldg, McAllen, TX
4312      Office Bldgs, 1100 US 127 South, Frankfort, KY
4313      Whse, 1045 Georgetown Rd, Lexington, KY
4314      Office Bldg & Parking Lot, Upper/Main St, Lexington, KY
4316      Arby's (H&S Food Services), US 460, Georgetown, KY
4318      Quality Suites (Bluebonnet Hotel), Baton Rouge, LA
4320      Land (Kentucky Barkley), Georgetown, KY
4444      Vine Center Condo 2001, Lexington, KY

          Total Value                                       $48,625,000

          Less:  Estimated Sales Costs                       (3,890,000)
                                                            -----------

          Statement Value                                   $44,735,000


The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
----------



                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                               BALANCE SHEET
                         AS OF SEPTEMBER 30, 1998
                                (UNAUDITED)

            ASSETS                 Notes
                                   -----
Cash:                                5
  Unrestricted                                $    803,426
  Restricted                                       481,760
                                              ------------
                                                             $  1,285,186

Short-term investments:              6,21
  Unrestricted                                 127,309,233
  Restricted                                     3,895,941
                                              ------------
                                                              131,205,174

Bonds:                               7
  Unrestricted                                  24,392,161
  Restricted                                       812,100
                                              ------------
                                                               25,204,261

Kincaid Tower Building Receivable    21                        18,000,000
Mortgage loans                       8                          6,088,060
Real estate                          9                         44,589,640
Investment in M-C Realty, Inc.       10                         3,276,916
Other invested assets                11                            30,263
Federal income tax recoverable       12                                 0
Miscellaneous assets                 13                            14,900
Accrued investment income                                         235,377
                                                             ------------
      Total  Assets                                          $229,929,777
                                                             ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------

DISCLAIMER
----------

The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                               BALANCE SHEET
                         AS OF SEPTEMBER 30, 1998
                                (UNAUDITED)

         LIABILITIES               Notes
                                   -----

Class 1
  Reserve for Kentucky Central
     Retirement Plan                             7,000,000
  Guaranty associations'
     reimbursable costs under
     the Plan                        1,15     $  3,200,000
  Accrued administrative expenses                5,511,133
                                              ------------
                                                             $ 15,711,133

Class 2
  Policy benefits                    1           3,947,955
  Opt-in amounts                     1,16      109,267,279
  Guaranty associations' advances    1,17       19,963,504
  Guaranty associations'
     post-closing costs              1,18       47,470,007
  Liability to Opt-out
     policyholders                   1,19        6,995,915
  Opt-out reimbursable amount        1,20        2,632,774
                                              ------------
                                                              190,277,434

Class 3
  Claims of the federal government   27(a)                              0

Class 4
  Not evaluated

Class 5
  ABN Amro Bank                      21         62,903,463
  General creditors                  22          9,669,775
  Escheat funds                                    488,118
  Taxes payable                                  4,497,750
                                              ------------
                                                               77,559,106

Class 6
  Not evaluated

Class 7
  Not evaluated

Class 8                              4
  Policyholder deductible                       17,181,279
  General creditor deductible                       33,127
  Escheat funds deductible                           2,500
  Taxes payable deductible                           2,250
                                              ------------
                                                               17,219,156

Class 9
  Not evaluated

Class 10                             23
  Shareholder outstanding dividends
     and fractional shares                         666,224
  Common capital stock:
     Voting - par value, $100 per sh.                             100,000
     Class A non-voting - par value,
       $1 per sh.                               13,314,830
  Preferred dividends,  Mid-Central  3           2,023,977
  Preferred stock,  Mid-Central      3           8,799,900
                                              ------------
                                                               24,904,931

Other Liabilities                    27
  Tenant security deposits           5             108,230
                                              ------------
                                                                  108,230
                                                             ------------
     Total Liabilities                                       $325,779,990
(Deficiency) of Assets Over Liabilities                       (95,850,213)
                                                             ------------
     Total Liabilities and (Deficiency)                      $229,929,777
                                                             ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------

DISCLAIMER
----------
The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                  STATEMENT OF RECEIPTS AND DISBURSEMENTS
          FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1998
                                (UNAUDITED)


                                     Notes
                                     -----
Receipts                             2        7/1 - 9/30/98  YTD  9/30/98
--------                                      -------------  ------------
Premium receipts                              $       (141)  $     (8,730)
Rental receipts                                    872,321      3,033,951
Mortgage loans:
  (a)  Principal                                         0         79,460
  (b)  Interest                                     66,851        460,337
Proceeds from:
  (a)  Mortgage loans                            6,200,422      6,200,422
  (b)  Real estate                                 739,547      9,497,185
  (c)  Other invested assets                             0         26,432
Reinsurance recoveries                                   0              0
Agents' balances received                           38,627         99,355
Collection of subsidiaries receivables             609,320        609,320
Recovery of taxes previously paid                        0         16,054
Other miscellaneous receipts and changes             3,017         16,215
                                              ------------   ------------
  Receipts before Investment Activities          8,529,964     20,030,001
                                              ------------   ------------

Interest and dividend receipts                     108,412        349,569
Proceeds from Sales:
  (a)  Short-term investments                      508,167     47,562,539
  (b)  Bonds                                        27,128     57,876,050
  (c)  Stocks                                            0              0
                                              ------------   ------------
  Receipts from Investment Activities                             643,707
105,788,157
                                              ------------   ------------

Tenant-In-Possession receipts        21          1,123,210      3,268,054
                                              ------------   ------------

Total Cash Receipts                           $ 10,296,881   $129,086,213
                                              ============   ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------

DISCLAIMER
----------

The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                  STATEMENT OF RECEIPTS AND DISBURSEMENTS
          FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1998
                                (UNAUDITED)


                                     Notes
                                     -----
Disbursements                        2        7/1 - 9/30/98  YTD  9/30/98
--------                                      -------------  ------------
Losses/benefit payments              24       $          0   $    105,148
LAE payments                                             0        234,236
Legal fees                                       1,501,697      4,371,347
Audit fees                                          27,078         34,098
Receivers fees                                      40,496        110,117
Consulting fees                                  1,002,712      3,937,398
Commissions                                           (749)        (7,484)
Salaries                                           156,030        505,582
Employee benefits                                   17,087        223,189
Real estate taxes                                    3,861        497,232
Payroll and other taxes                             11,956         35,336
Rent and related expenses                           80,158        690,321
Office expenses and miscellaneous                  147,613        399,053
Interest expense                                         0              0
                                              ------------   ------------
     Total Disbursements                         2,987,939     11,135,573
                                              ------------   ------------
Distributions:
  (a)  Distributions of assets       1                   0     34,880,662
  (b)  Early access distributions                        0              0
                                              ------------   ------------
     Distributions                                       0     34,880,662
                                              ------------   ------------
     Disbursements & Distributions Before
       Investment Activities                     2,987,939     46,016,235
                                              ------------   ------------
Investment expenses                  25             70,980        514,119
Purchase of:
  (a)  Short-term investments                   13,288,430     81,873,186
  (b)  Bonds                                             0              0
  (c)  Stocks                                            0              0
  (d)  Mortgage loans                                    0              0
  (e)  Real estate                                  47,688         47,688
                                              ------------   ------------
     Disbursements for Investment Activities    13,407,098     82,434,993
                                              ------------   ------------
Tenant-In-Possession disbursements   21            687,826      2,959,605
                                              ------------   ------------
Total Cash Disbursements                        17,082,863    131,410,833
                                              ============   ============

Net Increase (Decrease) in Cash                 (6,785,982)    (2,324,620)
Cash at June 30 and January 1, 1998              8,071,167      3,609,806
                                              ------------   ------------
Cash at September 30, 1998           5        $  1,285,185   $  1,285,186
                                              ============   ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------

DISCLAIMER
----------
The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                             (IN LIQUIDATION)

                         AS OF SEPTEMBER 30, 1998
                                (UNAUDITED)

SHORT-TERM INVESTMENTS                                           AMOUNT
----------------------                                           ------

UNRESTRICTED:
  FIDELITY TREASURY FUND #696, PNC BANK                     $  2,653,420
  U.S. TREASURY BILL-MATURES 10/22/98                          4,984,716
  U.S. TREASURY BILL-MATURS 11/19/98                           9,930,674
  U.S. TREASURY BILL-MATURES 12/24/98                          9,891,862
  U.S. TREASURY BILL-MATURES 1/14/98, LASALLE BANK            99,848,561
                                                            ------------
     TOTAL                                                    127,309,233
                                                             ============

RESTRICTED:
  CERTIFICATE OF DEPOSIT - SECURING LETTER OF CREDIT        $     16,864
  FUNDS HELD BY NEW MEXICO DEPT OF INS                           106,297
  FUNDS HELD BY S. CAROLINA DEPT OF INS                           79,325
  U.S. TREASURY BULL-MATURES 10/01/98,S.C, DEPT OF INS         1,299,817
  FUND S HELD BY GEORGIA DEPT OF INS - BILTMORE FUND             104,216
  U.S. TREASURY BILL-MATURES 11/05/98,TENANT IN POSSESSION     1,690,554
  U.S. TREASURY BILL-MATURES 11/05/98,TENANT IN POSSESSION       248,868
  CERTIFICATES OF DEPOSIT - AS PER FRANCHISE AGREEMENT           350,000
                                                            ------------
     TOTAL                                                   $  3,895,941
                                                             ============

                                                             $131,205,174
                                                             ============

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------



             KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                         IN LIQUIDATION
                NOTES TO THE FINANCIAL STATEMENTS
                       SEPTEMBER 30, 1998
                           (UNAUDITED)


1.   Reorganization and Reinsurance of the Life and Health
     -----------------------------------------------------
Insurance Assets of Kentucky Central Life Insurance Company and
---------------------------------------------------------------
Order of Liquidation - On February 12, 1993, Kentucky Central
--------------------
Life Insurance Company ("Kentucky Central" or the "Company") was placed into rehabilitation by an order of the Franklin Circuit Court ("Court") after a determination by the Commissioner of the Kentucky Department of Insurance that such action was necessary for the protection of the Company's policyholders. On February 9, 1994, after a thorough investigation regarding rehabilitating versus liquidating the Company, the Commissioner, in his capacity as Rehabilitator of Kentucky Central, filed a motion for reorganization and reinsurance of the Company's life and health assets and a petition of liquidation with the Court.

     On August 18, 1994, the Court issued an order approving the motion of the Rehabilitator for Reorganization and Reinsurance of the Company's life and health assets with Jefferson-Pilot Life Insurance Company ("JP Life"). (The Rehabilitator's Plan of Reorganization and Reinsurance together with the Guaranty Association Participation Agreement By and Among the National Organization of Life and Health Insurance Guaranty Associations and the Participating State Life and Health Insurance Guaranty Associations and Kentucky Central Life Insurance Company Acting By and Through Don W. Stephens, Insurance Commissioner of the Commonwealth of Kentucky, As Rehabilitator and Liquidator of KCL and Jefferson Pilot Life Insurance Company are hereinafter collectively referred to as the "Plan.") In conjunction therewith, the Court issued an order terminating the rehabilitation and directing the liquidation of the Company (the "Order"). The Company was ordered into liquidation following a determination by the Court that the Company was insolvent and that rehabilitation of the Company was not feasible. The Order was affirmed by the Supreme Court of Kentucky on May 11, 1995.

     The key element of the Rehabilitator's Plan of Reorganization and Reinsurance, the transfer to JP Life of most of the Company's assets in exchange for JP Life's agreement to assume and "enhance" the life insurance policies and annuity contracts previously issued by the Company, was closed on May 31, 1995. All policyholders of the Company were given the right, if they chose to do so, to keep their life insurance and annuity contracts, and immediately become policyholders of JP Life; such policyholders are referred to herein as "Opt-ins." Those policyholders who elected not to have their policies transferred are referred to herein as "Opt-outs."

     In consideration for JP Life's assumption of the liabilities for Opt-ins, the Company transferred bonds, short-term securities, cash, policy loans and certain miscellaneous assets with a total estimated value of $762,862,093 to JP Life on the date of closing. Policyholders representing approximately 95% of the total policy values in force opted into the Plan and were transferred to JP Life on the date of closing.

     The life insurance guaranty associations of the states where the Company was licensed to do business transferred assets consisting of cash and notes with a total value of $109,986,918 to JP Life in connection with the closing. Such assets, along with an enhancement added by JP Life, were used to restore the policy values of Opt-ins whose policies were covered by one of the guaranty association funds to their full amount as recorded by the Company as of the closing date and for uncovered policyholders restructured account values to the extent supported by the assets. In return for this advancement of assets on behalf of covered policyholders, the state guaranty associations obtained what is now a class 2 priority claim against the Company. The shortfall on uncovered policies was calculated at closing to be $11,231,328.

     Under the Plan, the Company retains a liability to Opt-ins over and above the amount of their full policy value as of the closing date. The ultimate amount of this liability, referred to as the Reimbursable Amount, depends on the interest rates from February 12, 1993 until a date five years from closing (i.e., May 31, 2000), and on the persistency of Opt-in policies during the five-year period after closing.

     Policyholders representing approximately 5% of the total policy values in force opted out of the Plan. The Company is obligated to pay these policyholders their proportionate share of the Company's assets up to the full amount of their statutory reserve as of February 12, 1993, plus any additions to their policy values from premiums paid and less any deductions to their policy values subsequent to that date. The full amount of such obligation to Opt-outs was approximately $57 million. The Plan calls for the Company to pay these amounts in three installments. The first installment, equivalent to 75% of the total opt-out amount, was due, and paid, 120 days after closing. The second installment was paid June 23, 1997. The third installment was paid in May, 1998.

     Assets not transferred to JP Life remained with the Company and are being liquidated by the Commissioner of the Kentucky Department of Insurance who has been designated as the Liquidator of the Company. The Liquidator is vested by operation of law with the title to all of the Company's property, contracts, and rights of action, and may recover and reduce all such assets to possession and liquidate them in accordance with the terms of the Order and applicable law. The court has ordered the Liquidator to liquidate the remaining assets of the estate as rapidly and economically as he can. As these assets are liquidated, they will be utilized to repay the guaranty associations and to make policyholders whole. The remaining assets of the Company, if any, will be distributed to other creditors and shareholders in the priority established by statute.

     Pursuant to the terms of the Plan, $50,000,000 from the assets of Kentucky Central was disbursed on February 13, 1996. Of this amount $41,039,878 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $3,557,738 was applied to reduce policy benefits due uncovered policies and $2,291,194 was applied to the Opt-in Traditional liability. The remaining $3,111,190 was later distributed to Opt-out policyholders.

     In a similar transaction, $40,000,000 was distributed from the assets of the Company in May and June 1997. Of this amount, $32,890,768 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $2,774,651 was applied to reduce policy benefits due uncovered policies and $1,834,469 was applied to the Opt-in Traditional liability. The remaining $2,500,112 was distributed to Opt-out policyholders on June 23, 1997.

     In May 1998, an additional $34,880,662 was distributed from the assets of the Company. Of this amount, $31,647,582 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $3,233,080 was applied to reduce policy benefits due uncovered policies and Opt-in Traditional liability.

2.   Basis of Presentation - The accompanying financial
     ---------------------
statements of Kentucky Central Life Insurance Company (In Liquidation) are unaudited. The balance sheet has been prepared on a modified liquidating basis, that is, assets have been reported at their estimated market value when known, otherwise, they are reported on the basis more particularly described herein. The financial statements are presented generally in a format established by the National Association of Insurance Commissioners ("NAIC") Report on Receiverships.

     With regard to the liabilities, for the purposes of these financial statements, the liabilities have been preliminarily classified in accordance with the statutory scheme set forth in Chapter 304 of the Kentucky Revised Statutes, Subtitle 33,
Section 430. The classifications and amounts are subject to further review and change, and the Liquidator is not bound or prejudiced by the classification of the liabilities on the financial statements as the process for reviewing the liabilities and claims is ongoing. Claims filed in the amount of $1,422,112,785 are not reflected on the financial statements. See footnote number 29(b) for additional information regarding these claims.

     The Statement of Receipts and Disbursements is prepared on a cash basis. Since the Company has been in both rehabilitation and liquidation, the books and records were not organized in such a manner to facilitate the accounting of receipts and disbursements on a cash basis from the date of rehabilitation.

     The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

3.   Ownership and Affiliated Companies - The common stock of
     ----------------------------------
Kentucky Central consists of two classes: Voting and Class A Non-voting. The Class A Non-voting common stock is publicly held and was traded on the NASDAQ stock market until removed from listing in April 1993. Further, Kentucky Central owned 100% of the common stock of Mid-Central Investment Co., Inc. ("Mid-Central"). The Company's investment in Mid-Central was previously reported on the financial statements of Kentucky Central on an equity basis. However, effective September 30, 1997, the assets and liabilities of Mid-Central were combined with the assets and liabilities of Kentucky Central consistent with the Liquidator's position regarding the true nature of these assets and liabilities under the Insurers Rehabilitation and Liquidation
Law, KRS 304.33-010 et seq.   The preferred stock of Mid-Central
was not owned by Kentucky Central. The owners of said stock have filed claims with the Liquidator. The Liquidator has classified these claims, together with the related accrued dividends, as a Class 10 liability.

4.   Order of Distribution - The order of distribution from the
     ---------------------
assets of the Company's estate is set forth at KRS 304.33-430. An amendment of the statute went into effect July 15, 1996. By its express terms, the statute applies and governs the priority of distribution of assets in any proceeding to liquidate an insurer pending on the effective date of the statute. Accordingly, the order of distribution of Kentucky Central's assets is governed by the statute, as amended.

     The statute, as amended, provides as follows:

     Section 1. The order of distribution of claims from the insurer's estate shall be as stated in this section. The first fifty dollars ($50) of the amount allowed on each claim in the classes under subsections
     (2) to (6), inclusive, of this section, shall be deducted from the claim and included in the class under subsection (8) of this section. Claims may not be cumulated by assignment to avoid application of the fifty dollars ($50) deductible provision. Subject to the fifty dollars ($50) deductible provision, every claim in each class shall be paid in full or adequate funds retained for the payment before the members of the next class receive any payment. No subclasses shall be established within any class. No claim by a shareholder, policyholder, or other creditor shall be permitted to circumvent the priority classes through the use of equitable remedies.

     (1) Administration costs. The costs and expenses of administration, including but not limited to the following: the actual and necessary costs of preserving or recovering the assets of the insurer; compensation for all services rendered in the liquidation; any necessary filing fees; the fees and mileage payable to witnesses; and reasonable attorneys' fees.

     (2) Loss and unearned premium claims. Claims by policyholders, beneficiaries, and insureds arising from and within the coverage of and not in excess of the applicable limits of insurance policies and insurance contracts issued by the company, and liability claims against insureds which claims are within the coverage of and not in excess of the applicable limits of insurance policies and insurance contracts issued by the company, and claims of guaranty associations or foreign guaranty associations. Notwithstanding the foregoing, the following claims shall be excluded from Class 2 priority:

          (a) Obligations of the insolvent insurer arising out of reinsurance contracts;

          (b) Obligations incurred after the expiration date of the insurance policy or after the policy has been replaced by the insured or canceled at the insured's request or after the policy has been canceled as provided in this chapter. Notwithstanding this subsection, earned premium claims on policies, other than reinsurance agreements, shall not be excluded;

          (c) Obligations to insurers, insurance pools, or underwriting associations and their claims for contribution, indemnity or subrogation, equitable or otherwise;

          (d) Any claim which is in excess of any applicable limits provided in the insurance policy issued by the insolvent insurer;

          (e) Any amount accrued as punitive or exemplary damages unless expressly covered under the terms of the policy; and

          (f) Tort claims of any kind against the insurer, and claims against the insurer for bad faith or wrongful settlement practices.

     (3) Claims of the federal government other than those claims included in Class 2.

     (4)  Wages.

          (a) Debts due to employees for services performed, not to exceed one thousand dollars ($1,000) to each employee which have been earned within one (1) year before the filing of the petition for liquidation. Officers shall not be entitled to the benefit of this priority.

          (b) This priority shall be in lieu of any other similar priority authorized by law as to wages or compensation of employees.

     (5) Residual classification. All other claims including claims of the federal or any state or local government, not falling within other classes under this section. Claims, including those of any governmental body, for a penalty or forfeiture, shall be allowed in this class only to the extent of the pecuniary loss sustained from the act, transaction or proceeding out of which the penalty or forfeiture arose, with reasonable and actual costs occasioned thereby. The remainder of such claims shall be postponed to the class of claims under subsection (8) of this section.

     (6) Judgments. Claims based solely on judgments. If a claimant files a claim and bases it both on the judgment and on the underlying facts, the claim shall be considered by the liquidator who shall give the judgment such weight as he deems appropriate. The claim as allowed shall receive the priority it would receive in the absence of the judgment. If the judgment is larger than the allowance on the underlying claim, the remaining portion of the judgment shall be treated as if it were a claim based solely on a judgment.

     (7) Interest on claims already paid. Interest at the legal rate compounded annually on all claims in the classes under subsections (1) to (6) of this section, inclusive, from the date of the petition for liquidation or the date on which the claim becomes due, whichever is later, until the date on which the dividend is declared. The liquidator, with the approval of the court may make reasonable classifications of claims for purposes of computing interest, may make approximate computations and may ignore certain classifications and time periods as de minimis.

     (8) Miscellaneous subordinated claims. The remaining claims or portions of claims not already paid, with interest as in subsection (7) of this section:

          (a) The first fifty dollars ($50) of each claim in the classes under subsections (2) to (6), inclusive, of this section, subordinated under this section;

          (b)  Claims under subsection (2) of KRS 304.33-380;

          (c)  Claims subordinated by KRS 304.33-600;

          (d)  Claims filed late;

          (e)  Portions of claims subordinated under subsection
               (5) of this section; and

          (f) Claims or portions of claims, payment of which is provided by other benefits or advantages recovered or recoverable by the claimant.

     (9) Preferred ownership claims. Surplus or contribution notes, or similar obligations, and premium refunds on assessable policies. Interest at the legal rate shall be added to each claim, as in subsections (7) and (8) of this section.

     (10) Proprietary claims. The claims of shareholders or other owners.

     Section 2. Section 1 of this Act shall apply to and govern the priority of the distribution of assets in any proceeding to liquidate an insurer pending on or commenced on or after the effective date of the Act.

The liabilities on the accompanying balance sheet are presented in accordance with the order of distribution set forth in the amended statute.

5.   Cash - As of September 30, 1998, Kentucky Central had cash
     ----
on deposit in banks of $1,285,186 of which $481,760 was restricted as tenant security deposits and the tenant-in-possession rental fund. The tenant security deposits of $118,442 include deposits of $108,230 on real estate owned by the Company and deposits of $10,212 held by the Company on behalf of the Tenant-in-Possession.

6.   Short-term investments - Short-term investments consisted of
     ----------------------
the following: certificates of deposit in the amount of $366,864, money market accounts in the amount of $2,943,258, U.S. Treasury bills equal to $1,299,817 and a Dreyfus Cash Management Fund in the amount of $614. Approximately $289,838 of the money market accounts and $1,299,623 of the T-bills are being held by or on behalf of various state departments of insurance. Certificates of deposit for $366,800 are held as collateral to secure letters of credit which guarantee contract performance on properties owned by the Company. Additionally, the U.S. Treasury bill for $99,848,561 and the Dreyfus Cash Management Fund is being held by LaSalle National Bank ("LaSalle") in connection with the sale/leaseback of Kincaid Towers. This transaction is described in detail in footnote number 21.

7.   Bonds - Bonds in the amount of $25,204,261 are principally
     -----
stated at their market value as obtained from
published information concerning the market value of such bonds. The bond values are not based upon valuations published by the
                     ---
NAIC Committee on Valuation of Securities. Certain Fayette County, Kentucky revenue bonds and Kentucky Development Finance Authority bonds with a par value of $16,600,000 are included in the total at their book value of $16,600,000 as their market value is not readily ascertainable. Additionally, bonds with a market value of $812,100 are being held by the state department of insurance of South Carolina.

8.   Mortgage Loans - Mortgage loans on real estate are not
     --------------                                     ---
stated at their market value as of September 30, 1998, but are stated at the lower of their unpaid principal balance or at the appraised value of the underlying collateral. The appraisals being used were primarily obtained on varying dates in 1993 and early 1994. Further, the mortgage loans are reported net of $209,831, the estimated costs to dispose of the loans.

9.   Real Estate - Real estate is stated at its estimated market
     -----------
value as of September 30, 1998, based on appraisals obtained between 1993 and 1998. Additionally, the total of the real estate is reported less estimated disposition costs of $3,877,360.

10.  Investment in M-C Realty, Inc. - At September 30, 1998, the
     ------------------------------
Company owned 100% of the common stock of M-C Realty, Inc. ("M-C"). M-C owns 100% of the common stock of Wilkinson Hotel Enterprises, Inc. ("WHE"). WHE is a 1% general partner and M-C is a 95% limited partner in Wilkinson Hotels, Ltd. Wilkinson Hotels Ltd. is the owner and operator of the Capital Plaza Hotel in Frankfort, Kentucky.

     The Company's investment in M-C is reported on an equity basis. The primary asset of M-C is the hotel and its furniture and fixtures. As of September 30, 1998, the hotel and its furniture and fixtures had an appraised value equal to $8,500,000.

     The primary liabilities of M-C include bonds which were payable at December 15, 1997 in the amount of $5,200,000, a second mortgage in the amount of $278,437 held by Kentucky Economic Development Finance Authority and $497,218 due on a Community Development Block Grant issued by the City of Frankfort. The Company holds the bonds while Central Bank & Trust Company is the Trustee. The Liquidator has entered into an agreement with the Trustee of the bonds and the holder of the second mortgage which permits Wilkinson Hotels, Ltd. to continue to make interest and other payments on the bonds and the mortgage through December 15, 1998.

     In August 1996, M-C and certain current and former affiliates of M-C filed refund claims for corporate taxes paid to the Commonwealth of Kentucky for the 1991-94 tax years. The total amount of refunds sought is $1,132,166. The Revenue Cabinet has not yet stated its position as to payment of these refunds. The probability of collection of the refunds is unknown at this time. Accordingly, the refund claims are not reflected on the balance sheet as of this date.

11.  Other Invested Assets - The Company has an investment in
     ---------------------
Centennial Business Development Fund, Ltd. in the amount of $28,267. This amount represents the Company's equity in the partnership, net of unrealized gains or losses. This amount does not purport to reflect the market value of the Company's investment. Additionally, the Company has an investment in Colonial Commercial Corporation and Golden Gem Growers, Inc. The total market value of the Company's investment is $1,404.

     The Company is also a 99% partner in two rental property ventures styled Fred Burns Limited Partnerships I and II. The value to the Company of these investments, if any, is dependent upon the outcome of pending litigation. Due to the inherent uncertainty involved with litigation, it was deemed inappropriate to place any value upon these interests at this time.

12.  Federal Income Tax Recoverable - The Company filed amended
     ------------------------------
federal income tax returns on September 13, 1996 for the 1989-91 tax years requesting funds of $18,502,455 plus interest. The amended returns were filed on the basis that certain Treasury Regulations were invalid. The Treasury Regulations at issue prevent the carryback of life subgroup losses to offset nonlife subgroup income on a consolidated return. The Company filed suit in the United States District Court for the Eastern District of Kentucky on May 5, 1997 in order to collect the refund claims. On July 17, 1998, the Court entered summary judgment in favor of the United States. The Liquidator has filed a motion seeking amendment of the Court's judgment. As of this date, a ruling on the motion is pending. The probability of collection of the refund claims is unknown at this time. Accordingly, no amount is shown for the refund claims on the balance sheet as of this date.

13.  Miscellaneous Assets - This amount consists of a utility
     --------------------
deposit of $2,000 for property owned by the Company in Frankfort, Kentucky, and capital equity credits in Golden Gem Growers, Inc.
in the approximate amount of $12,900.

     No value has been reflected on the balance sheet for Agents Debit Balances, Furniture & Fixtures and Other Receivables and Prepaid Expenses due to the fact that realization of the value of the accounts is unlikely. However, collection activities continue on all accounts due the Company and any unused fixed assets will be disposed of at the appropriate time. The net book value of the accounts as of September 30, 1998 was as follows:
Agents Debit Balances - $6,185,878.79 Furniture & Fixtures - $59,199 and Other Receivables and Prepaid Expenses - $15,148,017.

14.  Reserve for Kentucky Central Retirement Plan - This is an
     --------------------------------------------
estimate of the amount which may be necessary to accomplish a standard termination of the Kentucky Central Retirement Plan. By order date September 23, 1997, the Franklin Circuit Court authorized the Liquidator to pay up to seven million dollars to effectuate a standard termination of the Plan.

15.  Guaranty Associations' Reimbursable Costs under the Plan -
     --------------------------------------------------------
This is an estimate by the guaranty associations of their administrative costs under the Plan. The Guaranty Associations have incurred additional costs since submitting this estimate which are also reimbursable under the Plan. The additional costs are likely to be several million dollars and will be reflected in the financial statements when the additional expenses have been reviewed and agreed to by the Liquidator.

16.  Opt-in Amounts - This liability is a combination of the
     --------------
following: reimbursement for the reduced account values resulting from the difference in the rate credited to policyholders from February 12, 1993 to May 31, 1995 versus the new money rate as described in the Plan, reimbursement for the reduced account values resulting from non-contractual expenses charged by JP Life during the moratorium period subsequent to the closing as required by the Plan and reimbursement of reduced account values resulting from lower than market credited interest rates applied by JP Life during the moratorium period subsequent to the closing as required under the Plan.

Under the Plan, JP Life agreed to credit KCL Traditional Life policyholders with the difference between their restructured and unrestructured account values if JP Life was reimbursed this amount. Accordingly, this liability represents the amount owed to JP Life for the Traditional Life policyholders.

17.  Guaranty Associations' Advances - This amount, together with
     -------------------------------
accrued interest at the rate set forth in the Plan, is the amount that the guaranty associations paid JP Life on behalf of Kentucky Central to cover the short-fall in assets that were transferred to JP Life at closing.

18.  Guaranty Associations' Post-closing Costs - This is an
     -----------------------------------------
estimate of the guaranty associations continuing support costs through the five-year Plan period, together with accrued interest at the rate set forth in the plan.

19.  Liability to Opt-out Policyholders - On May 31, 1995,
     ----------------------------------
policyholders which elected to opt-out of the Plan surrendered their policies to Kentucky Central. The calculation of policy account values for opt-out liabilities was prepared pursuant to the Plan approved by the Court. The first payment (75% of the opt-out payment) was made within 120 days of Closing. The second payment (12.5% of the opt-out payment) was made two years after closing. The balance (12.5% of the opt-out payment) is to be disbursed with interest four years after closing.

20.  Opt-out Reimbursable Amount - This liability is the
     ---------------------------
difference between the amounts scheduled to be paid to Opt-out policyholders using the opt-out percentage as defined in the Plan versus 100% of the statutory reserve as of February 12, 1993 adjusted for policy loans and interim period amounts.

21.  ABN Amro Bank - This amount represents the principal of
     -------------
$50,323,634 and interest of $12,579,829 due ABN Amro Bank, N.V., ("ABN") as a result of a sale lease back transaction, the subject of which was Kentucky Central's home office building and related properties. As of September 30, 1998, to secure this debt ABN held securities, having a value as of that date of $99,848,561 plus a mortgage on and an assignment of rents of the tenants of Kincaid Towers. On December 29, 1998, $37,897,108 was returned to the Liquidator and the title of Kincaid Towers, with a value of approximately $18,000,000, was conveyed to the Liquidator. Further, any claim for rent owed by the Liquidator was released, and all rent collected from occupants of Kincaid Towers, net of expenses, was released to the Liquidator. This amount was approximately two million dollars.

22.  General Creditors - This liability consists primarily of
     -----------------
amounts due to agents under a deferred compensation agreement formerly maintained by the Company.

23.  Other Equity Claims - The amounts reflected as Class 10
     -------------------
claims include the book value of the shareholders' common stock and additional paid-in-capital ($13,414,830), the outstanding dividends and fractional shares related to the common stock ($666,224), the book value of the preferred stock of Mid-Central ($8,799,900) and the related accrued dividends ($1,935,978). These balances do not reflect the potential claims of current and former Kentucky Central shareholders who may allege that they purchased and/or sold their stock based on misstated financial statements and does not reflect any other legal claims to which the shareholders may be entitled and which may or may not be included in the $1.4 billion of claims described herein. Such claims may be substantially in excess of the balances reflected.

24.  Losses/Benefit Payments - This amount includes payments made
     -----------------------
to policyholders with claims occurring prior to May 31, 1995 and continuing claims on credit insurance and payments made to Opt-out policyholders.

25.  Investment Expenses - This expense is generally related to
     -------------------
the operation and maintenance of the Company's investments in bonds and real estate.

26.  Liability to Opt-in Policyholders - The Plan creates a
     ---------------------------------
liability to policyholders for the difference between policyholder account values as calculated before and after restructuring. The liability to Opt-in policyholders was reduced at closing by amounts paid to JP Life for the benefit of the policyholders by the guaranty associations on behalf of Kentucky Central (and such reduction is currently shown as a liability to the guaranty associations). The Plan also calls for a discharge of the liability to Opt-in policyholders upon an order by the Court after several events have occurred. It is currently anticipated that the entire amount of this liability (approximately $249 million) will ultimately be discharged by the Court. Therefore, no dollar amount is included in the financial statement.

27.  Contingent Liabilities
     ----------------------

     (a)  Income Taxes - The Company may have a tax liability for
          ------------
Phase III taxable income. Phase III taxable income results from certain reductions to the Company's "policyholders' surplus account." The policyholders' surplus account is an untaxed income account that was accumulated under prior tax law. It is the Company's contention, supported by tax case law, that the Company will not have any federal tax liability related to reductions in this account. If a liability is found to exist, the tax is estimated to be between $2.1 and $2.6 million. Additionally, any such tax liability will increase the amount by which the Company's liabilities exceed its assets.

     (b)  Claims Filed -  Claims in the amount of $1,422,112,785
          ------------
have been filed against Kentucky Central pursuant to the claims process required under KRS 304 Subtitle 33. The majority of these claims are not reflected in the financial statements as they are in the process of being reviewed. However, a few of the known claims are reflected. While a number of the claims may be rejected and disallowed, to the extent these claims are proven valid, they will have the effect of increasing the amount by which the Company's liabilities exceed its assets for the claims which are not already recorded as liabilities. Additionally, interest will accrue at the legal rate on those claims which are proven valid; such interest is a class 7 liability.

     The Liquidator cautions that under KRS 304.33-360(2), certain claimants may assert valid claims after the expiration of the claims bar date. Further, under KRS 304.33-360(1), certain claims - specifically, preferred ownership and proprietary claims under subsections (9) and (10) of KRS 304.33-430 and claims for unearned premiums and cash surrender values or other investment values in life insurance and annuities - are not required to be filed. Thus, total claims asserted against the Liquidator may actually be in excess of the amounts set forth above. The extent of any such additional liability is uncertain at this time.

     (c)  Pending Litigation - A summary of the litigation in
          ------------------
which the Company is a party is included in each Report to the Court filed on a periodic basis in Franklin Circuit Court. The claims of litigants against the Company have not been analyzed for financial reporting purposes. Accordingly, no judgment has been made as to whether the Company will have any liability to the litigants or the amount, if any, of such liability.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                             (IN LIQUIDATION)

                         AS OF SEPTEMBER 30, 1998
                                (UNAUDITED)

CASH                                                          AMOUNT
----                                                          ------

  UNRESTRICTED:

  IN COMPANY OFFICE                                        $      280
  REAL ESTATE PROPERTY MANAGER ACCOUNTS                       464,946
  CENTRAL BANK, LEXINGTON, KY                                 338,198
                                                           ----------

  TOTAL                                                    $  803,425
                                                           ----------

  RESTRICTED:

  FALCON CREST CONDOS, TENANT SECURITY DEPOSIT             $   13,800
  PALM LAKES SHOPPING CTR, TENANT SECURITY DEPOSIT             26,119
  GUADALUPE PLAZA, TENANT SECURITY DEPOSIT                     12,599
  BLUEBONNET VILLAS, TENANT SECURITY DEPOSIT                    1,533
  BLUEBONNET OFFICE BLDG, TENANT SECURITY DEPOSIT              10,000
  BLUEBONNET FLEX BLDG, TENANT SECURITY DEPOSIT                15,285
  FIFTH THIRD BANK, TENANT SECURITY DEPOSITS                   10,212
  FIFTH THIRD BANK, TENANT-IN-POSSESSION                      367,885
  CENTRAL BANK & TRUST CO., TENANT-IN-POSSESSION               24,327
                                                           ----------

  TOTAL                                                    $  481,760
                                                           ----------

                                                           $1,285,185
                                                           ==========

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
----------


                      KENTUCKY CENTRAL LIFE INSURANCE
                             (IN LIQUIDATION)

                                   BONDS
                         AS OF SEPTEMBER 30, 1998
                                (UNAUDITED)

UNRESTRICTED:
                                                   MATURITY       PAR
 CUSIP #            ISSUER                  RATE     DATE        VALUE
 -------            ------                  ----     ----        -----
49126NAC9  KENTUCKY DEV. FINANCE AUTH.B    5.340   12/15/97     5,200,000
528908AM8  LEXINGTON-FAYETTE URBAN CO      5.000   02/01/18       665,604
528914AC8  LEXINGTON FAYETTE URBAN COUNTY  5.860   05/01/20    11,400,000
           UNITED STATES TREAS STRIP               05/15/20     1,617,878
           UNITED STATES TREAS STRIP               11/15/24     1,031,188
           UNITED STATES TREAS STRIP               02/15/13     1,675,635
           UNITED STATES TREAS STRIP               11/15/11       866,673
           UNITED STATES TREAS STRIP               11/15/15     1,279,915
                                                              -----------
             TOTAL                                             23,736,893

             MARKET VALUE -Unrestricted                       $24,392,161


RESTRICTED:
                                                   MATURITY       PAR
 CUSIP #            ISSUER                  RATE     DATE        VALUE
 -------            ------                  ----     ----        -----
912827ZN5  UNITED STATES TREAS NTS         8.500   11/15/00       750,000

             TOTAL                                                750,000

             MARKET VALUE -Restricted                            $812,100

             MARKET VALUE -TOTAL                              $25,204,261
                                                              ===========

The accompanying notes are an integral part of these financial statements.


                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                             (IN LIQUIDATION)

                         As of September 30, 1998
                                (UNAUDITED)

MORTGAGE LOANS

LOAN             LOAN TITLE/OWNER                  PROPERTY
 NO.             MAILING ADDRESS                   ADDRESS
----             ---------------                   -------

6355   Webb Bros.                            Woodlands
       Woodland Apts.                        Lexington, Kentucky

6462   Madison, Arlene Scruggs               500 Hollow Creek Road #27
       P. O. Box 11881                       Lexington, Kentucky
       Lexington, Kentucky 40578

6712   Moore Properties of Tampa, Inc.       102 East Tyler Street
6712A  P. O. Box 406                         Tampa, Florida
       Tampa, FL 33601

6840   Webb Properties                       565, 575 & 585 W. Main St.
       3000 Lexington Financial Center       Lexington, Kentucky
       Lexington, KY 40507

6877   Fred Burns Limited Partnership I      1053 Winburn Drive
       3341 Post Road                        Lexington, Kentucky
       Lexington, KY 40503

6878   Fred Burns Limited Partnership II     1840 McCullough Drive
       3341 Post Road                        Lexington, Kentucky
       Lexington, KY 40503

       Total Value                           $6,297,891

       Less:  Estimated Sales Cost             (209,831)
                                             ----------

       Statement Value                       $6,088,060
                                             ==========

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
----------


                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                                REAL ESTATE
                         As of September 30, 1998
                                (UNAUDITED)


ASSET
 No.             Description and Location of Property
-----            ------------------------------------
4201      Meadow Green Condos, Lexington, KY (Sold 9/13/98)
4202      Terrace Green Condos, Lexington, KY (Sold 9/13/98)
4203      Villa Green Condos, Lexington, KY (Sold 9/13/98)
4204      Falcon Crest Condos, Lexington, KY
4225      Land, Baton Rouge, LA
4230      Land, McAllen, TX (Sold 11/6/98)
4246      Palm Lakes Shopping Center, Tampa, FL
4282      Jordan Plating Bldg, Georgetown, KY
4283      Guadalupe Plaza, Albuquerque , NM (Sold 12/21/98)
4291      Rio Bravo Shopping Center, Albuquerque, NM (Sold 12/21/98)
4293      Vine Center Condo 2205, Lexington, KY (Sold 12/22/98)
4294      Bluebonnet Villas, Baton Rouge, LA
4295      Bluebonnet Office Bldg, Baton Rouge, LA
4296      Bluebonnet Flex Bldg, Baton Rouge, LA
4297      Men's Wearhouse, McAllen, TX (Sold 11/6/98)
4299      One Gateway Plaza, Colorado Springs, CO
4307      Retail Center, McAllen, TX (Sold 11/6/98)
4308      TEC Office Bldg, McAllen, TX (Sold 11/6/98)
4309      Stein Mart Bldg., McAllen, TX (Sold 11/6/98)
4310      Cinemark Theater Bldg, McAllen, TX (Sold 11/6/98)
4312      Office Bldgs, 1100 US 127 South, Frankfort, KY (Sold 12/29/98)
4313      Whse, 1045 Georgetown Rd, Lexington, KY
4314      Office Bldg & Parking Lot, Upper/Main St, Lexington, KY
4316      Arby's (H&S Food Services), US 460, Georgetown, KY
4318      Quality Suites (Bluebonnet Hotel), Baton Rouge, LA
4320      Land (Kentucky Barkley), Georgetown, KY
4444      Vine Center Condo 2001, Lexington, KY

          Total Value                                  $48,467,000

          Less:  Estimated Sales Costs                  (3,877,360)
                                                       -----------

          Statement Value                              $44,589,640
                                                       ===========

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
-----------